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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 12, 2003


                           PENWEST PHARMACEUTICALS CO.
             (Exact Name of Registrant as Specified in its Charter)


                                   Washington
                 (State or Other Jurisdiction of Incorporation)

       000-23467                                          91-1513032
(Commission File Number)                       (IRS Employer Identification No.)


    39 Old Ridgebury Road, Suite 11
          Danbury, Connecticut                                       06810-5120
(Address of Principal Executive Offices)                             (Zip Code)


                                 (877) 736-9378
              (Registrant's Telephone Number, Including Area Code)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

         99.1         Press release dated May 12, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

      On May 12, 2003, Penwest Pharmaceuticals Co. (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is filed as Exhibit
99.1 to this Current Report on Form 8-K.

      In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall be deemed incorporated by reference in any registration statement previously or subsequently filed by the Company under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included or incorporated by reference into such registration statement.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2003                    PENWEST PHARMACEUTICALS CO.
                                                    (Registrant)



                                          By:   /s/ Jennifer L. Good
                                             -----------------------------------
                                             Jennifer L. Good
                                             Senior Vice President, Finance and
                                             Chief Financial Officer
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                                INDEX TO EXHIBITS

EXHIBIT NO.        DESCRIPTION
----------         -----------
99.1               Press release, dated May 12, 2003, regarding Penwest
                   Pharmaceuticals Co.'s results for the first quarter ended
                   March 31, 2003.